                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 12, 2003
                                                         -----------------


                             ABERCROMBIE & FITCH CO.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                    1-12107                      31-1469076
---------------             ----------------            ---------------------
(State or other             (Commission File                (IRS Employer
jurisdiction of                 Number)                  Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                         if changed since last report.)





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Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (a) and (b) Not applicable.

         (c) Exhibits:
             --------

         The following exhibit is included pursuant to Item 12. Results of Operations and Financial Condition of Form 8-K:

         99       News Release issued by Abercrombie & Fitch Co. on August 12,
                  2003

Item 12. Results of Operations and Financial Condition.
------------------------------------------------------

         On August 12, 2003, Abercrombie & Fitch Co. issued a news release announcing results for the thirteen weeks and twenty-six weeks ended August 2, 2003. A copy of this news release is included as Exhibit 99 and incorporated herein by reference.

         The information in this Current Report on Form 8-K, including Exhibit 99 included herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

                      [Remainder of page intentionally left
                      blank; signature on following page.]



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ABERCROMBIE & FITCH CO.


Dated:  August 12, 2003                 By: /s/ Seth R. Johnson
                                           ------------------------------------
                                            Seth R. Johnson
                                            Executive Vice President -
                                            Chief Operating Officer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated August 12, 2003


                             Abercrombie & Fitch Co.



Exhibit No.       Description
----------        -----------

       99         News Release issued by Abercrombie & Fitch Co. on August 12,
                  2003





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